Exhibit 10.13
                               HealthExtras, Inc.

                      2000 DIRECTORS' STOCK OPTION PROGRAM


1.   PURPOSE OF THE PROGRAM AND TYPES OF AWARDS
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     The purpose of the HealthExtras, Inc. 2000 Directors' Stock Option Program
(the "Program") is to attract and retain outstanding directors of HealthExtras, Inc. (the "Company") and to furnish incentives to such persons by providing opportunities to acquire common stock of the Company on advantageous terms and to further align such persons' interests with those of the Company's other stockholders through compensation that is based on the value of the Company's common stock.

2.   ADMINISTRATION OF PROGRAM
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     The Board of Directors of the Company (the "Board of Directors") shall have the authority to interpret the Program, prescribe, amend and rescind rules and regulations relating thereto and make all other determinations necessary or advisable for the administration of the Program.

3.   SHARES RESERVED UNDER THE PROGRAM
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     There is hereby reserved for issuance under the Program an aggregate of
200,000 shares of HealthExtras, Inc. common stock. If an option as to any shares expires, or is canceled or surrendered, or otherwise terminates for any reason without having been exercised in full, or for any reason ceases to be exercisable, the number of unpurchased shares covered thereby shall, unless the Program shall have been terminated, again become available for the granting of options under the Program within the aggregate amount stated above.

4.   PERSONS ELIGIBLE FOR OPTIONS
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     Only Non-Employee Directors may participate in the Program. The term
"Non-Employee Director" shall mean a member of the Board of Directors who is not a full-time employee of the Company or any of its subsidiaries.

5.   TYPES OF BENEFITS
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     Awards under the Program shall consists solely of the grant of
Non-Qualified Stock Options.

6.   GRANTS OF NON-QUALIFIED STOCK OPTIONS
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     (a)   INITIAL GRANTS. Subject to the provisions of Section 15 of this
Program, as of the date of adoption of this Program by the Board of Directors,

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each Non-Employee Director as of such date shall be granted automatically, without further action by the Board of Directors, a Non-Qualified Stock Option to purchase 15,000 shares of Company common stock.

     (b)   GRANTS TO NEW NON-EMPLOYEE DIRECTORS. Subject to the provision of
Section 15 of this Program, each Non-Employee Director who, after the date of adoption of this Program by the Board of Directors, is elected to the Board of Directors for the first time by stockholders of the Company at any special or annual meeting of stockholders or, if earlier, is appointed to the Board of Directors, will, at the time such Non-Employee Director is elected or appointed, as the case may be, and duly qualified, be granted as of said date automatically, without further action by the Board of Directors, a Non-Qualified Stock Option, to purchase 15,000 shares of Company common stock.

     (c) SUBSEQUENT GRANTS. Subsequent grants of Non-Qualified Stock Options for 5,000 shares of Stock will be granted automatically, without further action by the Board of Directors, to each active Non-Employee Director who has been a Director since the previous Annual Meeting of Stockholders on the day after the Annual Meeting of Stockholders in each year for as long as shares remain in the Program. Subsequent grants will be pro-rated based on the availability of shares.

     (d) VESTING AND EXERCISABILITY. Subject to the provisions of Section 15 of this Program, each Non-Qualified Stock Option shall because exercisable on the first anniversary date of the date of grant of the Option. To the extent not exercised, installments shall accumulate and be exercisable at any time, in whole or in part, but not later than the date the Option expires.

     (e) OPTION AGREEMENT. Each grant may be evidenced by an agreement by the Optionee and the Company (an "Option Agreement"). The Option Agreement will set forth the terms and conditions of the Option, as determined in accordance with the Program. It is recognized that, as a matter of policy, certain Directors may waive their receipt of Options under the Program. In such case, those Options will not be granted under the Program and will remain available for future grant. In addition, at the request of a Director, the Board may permit that options to which a Director would be entitled under this Program, be granted to an affiliate of such Director which has requested that the Director serve on the Board rather than to the Director.

7.   PURCHASE PRICE
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     The Purchase Price of each share of Company common stock upon exercise of an Option shall equal 100% of the Fair Market Value Per Share of the Company's common stock on the Date of Grant.

     For purposes of this Program, "Fair Market Value Per Share" of the Company's common stock shall mean: (i) if the common stock is not publicly traded, the amount determined as Fair Market Value Per Share by the Board of Directors in good faith on the date of the grant of the Option; (ii) if the common stock is traded only otherwise than on a national securities exchange and is not reported on The Nasdaq National Market ("Nasdaq"), the closing quoted selling price of the common stock on the date of grant of the Option as quoted in "pink sheets" published by the National Daily Quotation Bureau; (iii) if the

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common stock is traded only otherwise than on a national securities exchange and is reported on Nasdaq, the closing Nasdaq reported sales price of the common stock on the date of grant of the Option, as reported in the Wall Street
Journal; or (iv) if the common stock is admitted to trading on a national securities exchange, the closing quoted selling price of the common stock on the date of grant of the Option, as reported in the Wall Street Journal.

8.   DURATION OF OPTIONS
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     DURATION. A Non-Qualified Stock Option will not be exercisable after the expiration of ten (10) years from the date such Option is granted.

     TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Upon the termination of an Optionee's service for any reason other than retirement, disability or death, or Termination for Cause, the Optionee may exercise only those Options that were immediately exercisable by the Optionee at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration term of the Option.

     TERMINATION OF SERVICE AS A RESULT OF RETIREMENT, DISABILITY OR DEATH. In the event of the termination of an Optionee's service due to retirement, disability (as described in the Optionee's Option Agreement) or death, all Options held by such Optionee shall immediately become exercisable and remain exercisable for a period two (2) years following the date of such termination, or, if sooner, until the expiration term of the Option.

     TERMINATION OF SERVICE FOR CAUSE. In the event of an Optionee's Termination for Cause, all rights with respect to the Optionee's Options shall expire immediately upon the effective date of such Termination for Cause. For purposes of this Program, "Termination for Cause" shall include termination because of an Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar infractions).

     ACCELERATION UPON A CHANGE IN CONTROL. In the event of a Change in Control, all outstanding Options shall be vested as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company is merged into or consolidated with another corporation, if the Company becomes a subsidiary of another corporation or if the Company sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Program and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Optionee shall be paid in cash an amount equal to the difference between the Fair Market Value Per Share of the common stock subject to the Option on the effective date of such corporate event and the exercise price of the Option. Notwithstanding anything in this Section 8 or any Option Agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of

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interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting. For purposes of this Program, a Change in Control is defined as the occurrence of:

        (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than Principal Mutual Holding Company, or an affiliate, or Thomas L. Blair, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

        (b) During any period of twenty-four consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

        (c) The stockholders of the Company approve a definitive agreement, and the closing for such transaction is scheduled to occur within twenty-four hours for:

              (i) the merger or other business combination of the Company with or into another corporation pursuant to which the Company will not survive or will survive only as a subsidiary of another corporation;

              (ii) the sale or other disposition of all or substantially all of the assets of the Company;

              (iii) the merger of another corporation into the Company (or with a subsidiary of the Company) with the Company surviving, if, as a result of such merger less than fifty percent (50%) of the outstanding voting securities of the Company shall be owned in the aggregate immediately after such merger by the owners of the voting shares of the Company outstanding immediately prior to such merger;

              (iv)   the liquidation or dissolution of the Company; or

              (v)    any combination of the foregoing.


9.   METHOD OF EXERCISE
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     (a)   When the right to purchase shares accrues, Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full by cash, or its equivalent, acceptable to the Company, of the purchase price for the shares being purchased.

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     (b)   A Non-Employee Director may pay the purchase price of shares upon exercise of an Option by delivery of a properly executed exercise notice. The notice shall be accompanied by payment of the purchase price of the shares being purchase under the Option being exercised in one or more of the following forms:

              (i) A check, wire transfer, or money order payable to the order of the Company for such amount;

              (ii) The tender of shares of common stock of Company having a Fair Market Value equal to the purchase price; and

              (iii) A copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for the Company, with reasonable diligence, to comply with any applicable listing requirements of any national securities exchange or Nasdaq or any Federal, state, local or foreign law. If the Optionee, or other person entitled to exercise the Option, fails to timely accept delivery of and pay for the shares specified in such notice, the right to the Option with respect to such shares shall be terminated.

10.  TRANSFERABILITY OF OPTIONS
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     Except as provided by the Board of Directors, no Option granted under the
Program shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

11.  CONTINUANCE OF SERVICE
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     Nothing contained in the Program or in any Option Agreement shall confer upon any Optionee any rights with respect to the continuation of service with the Company or interfere in any way with the right of the Company at any time to terminate such service (unless specified in another arrangement between the Company and the Optionee) or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the granting of any Option.

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12.      RESTRICTIONS ON SHARES
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     If the Company shall be advised by counsel that certain requirements under the Federal, state or foreign securities laws must be met before common stock may be issued under this Program, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue common stock under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.

13.      PRIVILEGE OF STOCK OWNERSHIP
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     No person entitled to exercise any Option granted under the Program shall have the rights or privileges of a stockholder of the Company for any shares of common stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in Paragraph 14 of the Program.

14.      ADJUSTMENT PROVISIONS
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     (a)   If the Company shall at any time change the number of issued common stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Program, the number of shares to be granted under Section 6 and the number of shares covered by each outstanding Non-Qualified Stock Option shall be adjusted so that the aggregate consideration payable to the Company and the value of each such benefit shall not be changed. The Board of Directors shall also have the right to provide for the continuation of Non-Qualified Stock Options or for other equitable adjustments after changes in the Company or in the common shares resulting from reorganization, sale, merger, consolidation, spin-off or similar occurrence.

     (b) Notwithstanding any other provision of this Program, and without affecting the number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Non-Qualified Stock Options in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.


15.  STOCKHOLDER APPROVAL
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     The Program was adopted by the Board of Directors of the Company on June 7,
2000. The Program and any Non-Qualified Stock Option granted thereunder shall be null and void if stockholder approval is not obtained by the Annual Meeting of Stockholders in 2001.

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16.  AMENDMENT AND TERMINATION OF PROGRAM
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     (a)   The Board of Directors, may, from time to time, suspend or terminate the Program or amend or revise the terms of the Program or any Option Agreement; provided that if and to the extent required by applicable law or rule, any such amendment to the Program shall be subject to approval by a majority of votes cast at a meeting of stockholders at which a quorum representing a majority of the outstanding shares of common stock is present in person or by proxy or such other vote as may be required by law.

     (b) Subject to the provisions in Paragraph 15 of the Program, the Program shall terminate on the date which is ten years after its effective date.

     (c) Subject to the provisions in Paragraph 15 of the Program, no amendment, suspension or termination of this Program or any Option Agreement shall, without the consent of the Optionee, adversely affect the rights of such Optionee under any Option previously granted to such Optionee under the Program.
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